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                                                                 Exhibit 10.11
                                FIFTH AMENDMENT
                                ---------------

          In accordance with Section 18.02 of the DBS Distribution Agreement between Hughes Communications Galaxy, Inc. ("HCG") and the National Rural Telecommunications Cooperative ("NRTC"), dated April 10, 1992, as amended (the "Agreement"), and for good and valuable consideration, receipt of which is hereby acknowledged, the Agreement is hereby amended, effective December 11, 1992, as follows:

               (1) The Agreement is hereby modified as set forth on Exhibit A hereto, which Exhibit A sets forth certain, identified provisions of the Agreement whereby (a) those portions which have been stricken-through are hereby deleted from the Agreement, and (b) those portions which are highlighted and double-underlined are hereby added to the Agreement; and

               (2) All other terms and conditions of the Agreement, shall continue in full force and effect without modification.

          This Fifth Amendment may be executed in counterparts pursuant to
Section 18.11 of the Agreement and delivered via telecopier.

          WHEREOF each of the parties hereto has duly executed and delivered this Amendment as of the date indicated below.

HUGHES COMMUNICATIONS            NATIONAL RURAL
GALAXY, INC.                     TELECOMMUNICATIONS
                                 COOPERATIVE


By: /s/                          By:  /s/
    -------------------------         -------------------

Date:  15   December 1992        Date:  16  December 1992
       ---                              ---

Attest: /s/                      Attest:  /s/
        ---------------------             ---------------

Date:  15  December 1992         Date:  16  December 1992
       ---                              ---

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                                   EXHIBIT A
                                   ---------

                                   * * * * *

Section 1.01(b):
---------------

                                   * * * * *

                  (v) All Committed Member Payments paid to NRTC before December 23, 1992, shall be promptly deposited into an interest-bearing escrow account (the "Escrow Account") with any one of the financial institutions selected by NRTC from the list contained in Exhibit 1.01(b)
     (v)-1 (the "Escrow Agent"), pursuant to an escrow agreement in substantially the same form as Exhibit 1.01(b)(v)-2 (the "Escrow Agreement"). Promptly upon receipt of such escrowed Committed Member Payments, the Escrow Agent shall notify HCG in writing and such Committed Member Payments (excluding any interest accrued thereof) shall thereafter be deemed "Escrowed Committed Member Payments." NRTC shall be responsible for the payment of all costs and fees required by the Escrow Agent.


                  (vi) All Committed Member Payments paid to NRTC on or after December 23, 1992, shall promptly be remitted in full by NRTC to HCG; except only as set forth in Section 1.04(a).
                                   * * * * *

     1.03 Contract Decision Process. On December 23, 1992, and again on July 31,
          -------------------------
1993 (if the July Extension applies), decisions will be made regarding (a) the termination of this Agreement; (b) the unmodified continuation of this Agreement; and/or (c) the modification of this Agreement as set forth below in
Section 19.

            (a) If, on or before December 23, 1992, NRTC has paid HCG $250 million in aggregate Committed Member Payments pursuant to Section 1.01(b), then this Agreement shall be modified as set forth in Section 19.

            (b) If, on December 23, 1992, NRTC has paid HCG less than $250 million, in aggregate Committed Member Payments, then NRTC shall automatically be granted an extension until July 31, 1993 to pay HCG (and/or have Committed Members commit to pay HCG, as applicable, in Second Payments) $250 million in aggregate Committed Member Payments (the "July Extension").

                                       2
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           (c) If the July Extension has been granted and if on or before July
31, 1993, NRTC has paid HCG (and/or Committed Members have committed to pay HCG, as applicable, in Second Payments) $250 million in aggregate Committed Member Payments, then this Agreement shall be modified as set forth in Section 19; otherwise this Agreement shall continue unmodified by Exhibit 19.

           (d) NRTC may make payments to HCG and/or the Escrow Agent (if still applicable) for HCG's benefit to meet the $250 million target, as apropriate and as specified in this Section 1.03 in excess of aggregate Committed Member Payments actually paid or owed to HCG as Second Payments, where applicable, by Committed Members and any and all such amounts shall be deemed part of the Committed Member Payments for all purposes of this Agreement.

     1.04  Progress Certification and Core Cable Programming.
           -------------------------------------------------

           (a) If, on or before December 22, 1992, the December Conditions (as defined below) have occurred , then HCG may instruct the Escrow Agent pursuant to the Escrow Agreement (and HCG and NRTC shall, on or prior to 12:00 p.m. Eastern Time on the next business day after HCG's certfication (in a form agreed to by the parties) of its meeting of the December Conditions, concurrently provide the Joint Instruction, as defined below) to release all Escrowed Committed Member Payments, including any accrued interest thereon, to HCG.

                                       3
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The "December Conditions" mean (a) HCG having obtained the contract rights to distribute the Core Cable Programming to Eligible Residences (specifically excluding, unless applicable in the relevant Programming Agreement, households that have available cable television service as of the execution date of the relevant Programming Agreement, (the "Core Cable Rights"), and (b) HCG having provided NRTC with a certification by the Chief Executive Officer of HCG, under oath or affirmation, stating that, based on then-existing facts, the Transponder Capacity, TT&C Services, Ground Services, Security Services and Subscriber Terminal Equipment Availability development process is proceeding in a manner that, in HCG's reasonable judgment, will allow the provision of the Transponder Capacity and such services no later than ninety (90) days following the Scheduled Service Commencement Date (the "HCG Certification"). Such HCG Certification shall be accompanied by a status report on work completed and a schedule of remaining projects. "Core Cable Programming" means four program services from different program categories that are identified as "Priority 1" in Exhibit 7.07. "Priority 2" and "Priority 3" program services are also identified on Exhibit 7.07. The "Joint Instruction" means a joint instruction to the Escrow Agent under the Escrow Agreement (and/or an amendment to the Escrow Agreement, as required) instructing and requiring the Escrow Agent to immediately release, as of the date of such instruction, the Escrowed Committed Member Payments (including any accrued interest thereon) to HCG, and in any case no later than on the next business day following the receipt of such instruction only if the Escrow Agent cannot complete such release and transfer on the same day.

          (b) (i) If, on December 22, 1992, HCG has obtained the Core Cable Rights, but has not provided NRTC with the HCG Certification, then each of NRTC and HCG shall have the right to terminate this Agreement on or before December 31, 1992 by providing written notice to the other, or such right will expire. Upon such timely termination NRTC may instruct the Escrow Agent pursuant to the Escrow Agreement to release all Escrowed Committed Member Payments, including any interest thereon, to NRTC.

          (ii) If, on December 22, 1992, HCG has provided the HCG Certification, but has not obtained the Core Cable Rights, then NRTC shall have the right to terminate this Agreement by providing written notice to HCG by December 31, 1992, or such right will expire. If NRTC so terminates this Agreement, then NRTC may instruct the Escrow Agent pursuant to the Escrow

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     Agreement to release all Escrowed Committed Member Payment, including any interest thereon, to NRTC. If NRTC does not so termiante this Agreement, then NRTC shall have the right, on or before March 1, 1993, to deliver to HCG the Relief Notice (as defined in Section 19(b)) and HCG shall have the right, after delivery of the Relief Notice, to instruct the Escrow Agent pursuant to the Escrow Agreement to release all Escrowed Committed Member Payments, including any interest thereon, to HCG. If NRTC delivers the Relief Notice by March 1, 1993, then this Agreement shall continue; if not, this Agreement automatically shall terminate as of March 1, 1993 and NRTC may instruct the Escrow Agent pursuant to the Escrow Agreement to release all Escrowed Committed Member Payments including any interest thereon, to NRTC.
               (iii) If both of the December Conditions have not occurred on December 22, 1992, then each of NRTC and HCG shall have the right to terminate this Agreement on or before December 31, 1992 by providing written notice to the other, or such right will expire. Upon such timely termination, NRTC may instruct the Escrow Agent pursuant to the Escrow Agreement to release all Escrowed Committed Member Payments, including any interest thereon, to NRTC.

                                   * * * * *

     3.02  TT&C Fee.
           --------

           (a) The fee for the provision of the TT&C Services (the "TT&C Fees") for any given month shall be equal to the product of (x) the TT&C Base Amount, multiplied by (y) the number of Authorized Subscribers calculated for such
-------------
month. The initial "TT&C Base Amount" shall be determined on July 31, 1993, and be based on the aggregate amont of Committed Member Payments actually paid to HCG or owed to HCG as Second Payments under Section 1.01(b)(iv) as of such date as follows: * * * * *

                                   * * * * *

     3.03  Ground Services Fees. * * * * *
           --------------------

           (b) The Ground Services Fee for any given month shall be equal to the product of (x) the Ground Services Base Amount, multiplied by (y) the number of
                                                -------------
Authorized Subscribers calculated for such month. The initial "Ground Services Base Amount" shall be determined on July 31, 1993, and shall be based on the aggregate amount of Committed Member Payments actually paid to HCG or owed to HCG as Second Payments under Section 1.01(b)(iv) as of such date as follows: * *
* * *

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                                   * * * * *

     5.01  Marketing of DBS Distribution Services in NRTC Territories.
           ----------------------------------------------------------

           (a) HCG grants NRTC the exclusive right to market and sell the DBS Distribution Services to Members for distribution to Committed Member Residences or directly to Committed Member Residences; it being expressly agreed and understood that any rights as to Programming Services shall extend only as to the extent and for the duration as may be provided under the relevant Programming Agreements. For purposes of Sections 5.01(a) and 5.01(b), Committed Member Residences shall be determined based upon Member Contracts executed as of December 23, 1992 (or July 31, 1993, if applicable). NRTC shall have the sole and exclusive right to determine the terms and conditions upon which it will market the DBS Distribution Services to such Members and Committed Member Residences, and subject to the provisions of Section 3, shall be entitled to all revenues form such marketing.

           (b) (i) Beginning on December 23, 1992 (or July 31, 1993, if applicable), HCG shall have the exclusive right to market and sell the DBS Distribution Services, and any other program services transmitted on the Transponder Capacity for distribution to the Non-Committed Member Residences. "Non-Committed Member Residences" means all Eligible Residences that are not Committed Member Residences, as determined pursuant to Section 5.01(a) as of December 23, 1992 (or July 31, 1993, if applicable). HCG shall have the sole and exclusive right to determine the terms and conditions upon which it will market the DBS Distribution Services to such Non-Committed Member Residences, and shall be entitled to all revenues from such marketing. HCG's rights under this Section 5.01(b) shall not be adversely affected by NRTC's taking control of the Programming Agreements under Section 4.06(b).

                                   * * * * *

11.  Termination Rights
     ------------------

     11.01  Termination by NRTC.
            -------------------

            (a) If, on December 22, 1992, (i) both of the December Conditions have not occurred, (ii) HCG has obtained the Core Cable Rights but has not provided NRTC with the HCG Certification, or (iii) HCG has provided the HCG Certification but has not obtained the Core Cable Rights, then NRTC may terminate this Agreement in whole under Section 1.04(b).

                                   * * * * *

     11.02  Terminaiton by HCG.
            ------------------

            (a) [Intentionally Omitted]

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            (b) If, on December 22, 1992, both of the December Conditions have not occurred, or HCG has not provided NRTC with the HCG Certification, then HCG may terminate this Agreement in whole under Section 1.04(b).

                                   * * * * *

     11.03  Automatic Termination.
            ---------------------

            (a) [Intentionally Deleted]


            (b) If HCG has provided the HCG Certification, but has not obtained the Core Cable Rights, NRTC has not exercised its termination right under
Section 1.04(b)(ii), and NRTC does not deliver to HCG the Relief Notice by March 1, 1993, then this Agreement automatically shall terminate as of March 1, 1993 pursuant to Section 1.04(b)(ii).

                                   * * * * *

19.  Modifications of Agreement In Certain Circumstances
     ---------------------------------------------------

            (a) If NRTC pays to HCG (and/or Committed Members commit to pay HCG as Second Payments), in the aggregate, the sum of $250,000,000 in Committed Member Payments by December 23, 1992 (or by July 31, 1993, as applicable) (the "Agreement Modification Date"), then the provisions set forth on Exhibit 19 shall apply automatically and, as indicated therein, modify this Agreement and shall take precedence over and supersede any conflicting provisions contained in this Agreement. Notwithstanding the foregoing, if the provisions of Exhibit 19 so apply, but HCG has actually not received $250 million in aggregate Committed Member Payments at the time of Acceptance because one or more Second Payments has not been paid to HCG, and such non-payment is not cured within the time period provided in Section 3.10, then this Agreement automatically shall be revised as if Exhibit 19 did not apply and the "Committed Member Residences" shall be re-established as of the date of delivery to HCG of the Member Contract that allowed NRTC initially to meet the $250 million Committed Member Payment target.

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